EXHIBIT 10.11

V3

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (as it may from time to time be amended, supplemented, modified, restated or amended and restated, the "Agreement") dated as of June __, 2020 between Hempacco Co., Inc., a Nevada corporation with a place of business at 9925 Airway Rd., San Diego, CA 92154 (collectively, the "Debtor"), on the one hand, and Courier Labs, LLC, a Nevada limited liability company having a place of business at 567 S. Hollywood Rd., Houma, LA 70360 (the "Secured Party"), on the other hand.

RECITALS

Loan Agreement. Secured Party is concurrently herewith entering into (a) that certain Loan Agreement dated concurrently herewith (the "Loan Agreement") pursuant to the terms of which Debtor is borrowing two hundred ten thousand dollars (the "Advance") to be untiled for general corporate and commercial purposes in connection with its business.

Obligation. As an inducement to Secured Party to contribute the Advance, Debtor desires to secure its obligations as set forth in the Loan Agreement (the "Secured Obligations").

NOW, THEREFORE, for valuable consideration, the receipt, adequacy and legal sufficiency of which Debtor hereby acknowledges, Debtor hereby agrees with Secured Party for its benefit as follows:

AGREEMENT

1. Defined Terms.

(a) As used herein, capitalized terms not otherwise defined herein have the meaning given to them in the Loan Agreement.

(b) As used in this Agreement, the following terms shall have the meanings indicated:

(i) "Advance" shall have the meaning set forth in the Recitals.

(ii) "Agreement" shall have the meaning set forth in the Preamble.

(iii) "Collateral" shall have the meaning set forth in Section 2.

(iv) "Debtor" shall have the meaning set forth in the Preamble.

(v) "Equipment" shall mean all of the kiosk machines used or anticipated to be used in the commercial retail sale of CBD and hemp consumer products or otherwise that are currently, or will in the future, be owned by Debtor.

(vi) "Instrument" shall mean a negotiable instrument or any other writing which evidences a right to the payment of a monetary obligation and is not itself a security agreement or lease and is of a type which is transferred in the ordinary course of business by delivery with any necessary endorsement or assignment.

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(vii) '"Loan Agreement" shall have the meaning set forth in the Recitals.

(viii) "Personal Guarantee" means the personal guarantee of payment obligations by Debtor's principal dated on the same date as the Agreement.

(ix) "Secured Obligations" shall have the meaning set forth in the Recitals.

(x) "Secured Party" shall have the meaning set forth in the Preamble.

(xi) "Security Interest" shall have the meaning given such term in Section 2 hereof.

(xii) "Termination Date" shall have the meaning set forth in Section 3.

(xiii) "UCC" means the Uniform Commercial Code as in effect in the State of Louisiana, as amended or modified from time to time.

(c) All other terms used in this Agreement which are not specifically defined herein shall have the meaning assigned to such terms in Article 9 of the UCC.

(d) Unless the context of this Agreement otherwise clearly requires, references to the plural include the singular, the singular, the plural and "or" has the inclusive meaning represented by the phrase "and/or." The words "include," "includes" and "including" shall be deemed to be followed by the phrase ''without limitation." The words "hereof," "herein," "hereunder" and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. References to Sections are references to Sections in this Security Agreement unless otherwise provided.

2. Grant of Security Interest. As security for the full payment and performance of the Secured Obligations, Debtor hereby grants to Secured Party a security interest (the "Security Interest") in all of the Debtor's right, title, and interest in and to the following, whether now or hereafter owned, existing, arising or acquired and wherever located (collectively, the "Collateral"):

(a) All Equipment.

(b) To the extent not otherwise included in the foregoing, all proceeds and products of each of the foregoing and all accessions to, substitutions and replacements for, and rents, profits and products of, each of the foregoing, and any and all proceeds of any insurance, indemnity, warranty or guaranty payable to such Debtor from time to time with respect to any of the foregoing; and (iii) all accessions and additions to, parts and appurtenances of, substitutions for and replacements of any of the foregoing.

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3. Continuing Assignment and Security Interest; Termination. This Agreement shall create a continuing assignment of and security interest in all of the Collateral, and shall remain in full force and effect until all amounts under the Loan Agreement have been satisfied and discharged in full (the "Termination Date"). Upon the occurrence of the Termination Date, the Security Interest in all the Collateral shall automatically terminate, whereupon Secured Party shall promptly execute such documents and instruments as Debtor shall reasonably require to evidence such termination, without recourse to or warranty by Secured Party.

4. Rights of Secured Party. Secured Party may resort to its security interest in the Collateral hereunder if Debtor fails to satisfy any of its obligations under this Agreement, the Loan Agreement, or the Note. In addition to any and all legal and equitable remedies and the rights granted to Secured Party under the Loan Agreement and the Personal Guarantee, Secured Party shall have all rights and remedies of a "secured party" under the Uniform Commercial Code (as it may be amended from time to time). No right or remedy conferred upon Secured Party herein or otherwise available at law or in equity (or both) shall be exclusive of any other right or remedy contained herein or therein or otherwise made available.

5. Representations and Warranties of Debtor. Debtor hereby represents and warrants to Secured Party as follows: (a) Debtor is duly authorized to enter into this Agreement, the Loan Agreement, and the Note, to grant the rights herein and therein granted and to perform all its obligations hereunder and thereunder; (b) this Agreement constitutes the legal, valid and binding agreement and obligation of Debtor, enforceable against Debtor in accordance with its terms; (c) Debtor has not done and will not do any act, and has not made and will not make any grant, assignment or agreement, which will or might be reasonably expected to conflict or interfere with the complete enjoyment of all of Secured Party's rights hereunder; (d) Debtor is the sole and exclusive owner of all right, title and interest in and to the Collateral and has good and marketable title to all and every part of the Collateral, free and clear of any liens, claims, threatened claims or encumbrances; and (e) Debtor shall not transfer or assign the Collateral or any portion thereof to any third party or grant any further security interest in or otherwise create any lien or encumbrance upon the Collateral without Secured Party's prior written consent in each instance.

6. Indemnification. Debtor shall indemnify and hold harmless Secured Party from and against any and all claims, damages, liabilities, costs and/or expenses (including, without limitation, reasonable outside attorneys' fees and expenses) arising as a result of any breach by Debtor of any of its representations, warranties or agreements hereunder.

7. Power of Attorney. Debtor irrevocably hereby appoints the Secured Party as Debtor's attorney-in-fact with full authority in the place and stead of Debtor and in the name of Debtor or otherwise, from time to time in the Secured Party's sole and absolute discretion, to take any action and to execute any instrument which the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement. Debtor acknowledges that the foregoing grant of power of attorney is a power coupled with an interest and is irrevocable.

8. Expenses. Debtor agrees to pay upon demand to Secured Party any and all reasonable expenses which Secured Party may incur in connection with (a) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, (b) the exercise or enforcement of any of the rights of Secured Party under this Agreement, the Loan Agreement and/or the Note, and/or (c) the failure by Debtor to perform or observe any of the provisions of this Agreement, the Loan Agreement and/or the Note.

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9. Other. This Agreement and the rights and obligations of the parties hereunder shall be governed by and construed in accordance with the laws of the State of Louisiana without giving effect to any conflict of law provision. The parties hereby irrevocably submit to the sole and exclusive jurisdiction of the federal, state and local courts located in the State of Louisiana if any dispute arises under this Agreement. If any provision of this Agreement shall be held by a court of competent jurisdiction to be invalid or unenforceable, such provision shall be enforced to the maximum extent permitted by law and the remaining provisions shall remain in full force and effect. No termination, waiver, modification or amendment to this Agreement shall be binding unless in writing and signed by the parties hereto. The failure of either party to take action as a result of a breach of this Agreement by the other party shall constitute neither a waiver of the particular breach involved nor a waiver of either party's right to enforce any provision of this Agreement through any remedy granted by law or this Agreement. This Agreement may be executed and delivered in counterparts, by facsimile or PDF e-mail, each of which shall be deemed to be an enforceable original and all of which together shall constitute one enforceable instrument.

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[Signature Page Follows]

IN WITNESS WHEREOF, Debtor and Secured Party have duly executed and delivered this Agreement as of the date first above written.

DEBTOR

HEMPACCO CO., INC.

/s/ Sandro Piancone
By:	Sandro Piancone
Its:	CEO

SECURED PARTY

COURIER LABS, LLC

By:
Its:

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